===============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT


                       TO SECTION 13 OR 15 (D) OF THE


                      SECURITIES EXCHANGE ACT OF 1934


                           ---------------------

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 24, 1997


                  Sun Life Assurance Company of Canada (US)

         (EXACT OF NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                DELAWARE
  2-99959
 33-29851
 33-31711          (STATE OF OTHER JURISDICTION OF INCORPORATION)
 33-41858
 33-43008
 33-58853
333-11699
333-13087                                             04-2461439

(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
One Sun Life Executive Park                           (ZIP CODE)
  Wellesley Hills, MA                                   02181

                            (781) 237-6030

             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

===============================================================================

Item #2 :

Effective December 24, 1997, the Registrant and its ultimate Parent, Sun Life Assurance Company of Canada ("Sun Life of Canada"), reorganized the corporate structure of a part of their United States business operations, by completing with the approval of the Delaware Insurance Department, the establishment of a two-tier holding company structure. In connection with this reorganization, Massachusetts Financial Services Company ("MFS"), the registered investment adviser that serves as adviser to the MFS/Sun Life Series Trust and the Compass Variable Accounts, is no longer a subsidiary of the Registrant, but remains under the control of Sun Life of Canada through two other wholly-owned holding company subsidiaries. On December 24, 1997, MFS was transferred via a dividend to the Registrant's parent, Sun Life of
Canada (U.S.) Holdings, Inc.   There is no change in directors, officers, or
day to day management of any of the companies within this holding company system and, in the case of MFS, its executive officers continue to report to the Chairman of Sun Life of Canada.

MFS, which was acquired by the Registrant in 1982, has approximately $67,243,000,000 under management as of September 30, 1997. The Registrant's Statutory Statements of Operations for the year ended December 31, 1996, reflected dividends from MFS of $49,350,000 in net investment income and an income tax benefit of $29,973,000. For the nine month period ending September 30, 1997, the Registrant included dividends from MFS of $33,110,000 in net investment income and an income tax benefit of $25,318,000. As of September
30, 1997, the Registrant's share of the stockholder's equity of MFS, reflected in its Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus, was $54,490,000. This Statement also reflected an intercompany income tax receivable from MFS of $90,986,000 as of September
30, 1997. This reorganization is not expected to have any significant effect on the ongoing operations of MFS or the Registrant.

Item #7:


                     UNAUDITED PRO FORMA FINANCIAL INFORMATION


The Unaudited Pro Forma Financial Information presented herein gives effect to the Registrant's dividend of its subsidiary Massachusetts Financial Services Company ("MFS") as part of the reorganization of a part of the United States business of its ultimate parent, Sun Life Assurance Company of
Canada.   The Unaudited Pro Forma Condensed Statutory Statements of
Operations reflect adjustments as if the reorganization had occurred on January 1, 1996. The Unaudited Pro Forma Condensed Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus reflects adjustments as if the transaction had occurred on September 30, 1997. The Unaudited Pro Forma Condensed Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus includes the historical position of the Registrant as of September 30, 1997.

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             (WHOLLY-OWNED SUBSIDIARY OF
                      SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

            UNAUDITED PRO FORMA CONDENSED STATUTORY STATEMENT OF ADMITTED
             ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS
                                  SEPTEMBER 30, 1997

            (in 000's)

ADMITTED ASSETS                                                       AS FILED         ADJUSTMENTS           PRO FORMA
                                                                    -----------        -----------          ------------
Bonds                                                               $  2,050,234       $                    $  2,050,234
Common stocks                                                            151,148             (54,490)             96,658
Mortgage loans on real estate                                            789,117                                 789,117
Properties acquired in satisfaction of debt                               23,895                                  23,895
Investment real estate                                                    75,992                                  75,992
Policy loans                                                              39,505                                  39,505
Cash & short-term investments                                            649,015                                 649,015
Other invested assets                                                     54,377                                  54,377
Life insurance premiums and annuity considerations
   due & uncollected                                                       9,166                                   9,166
Investment income due and accrued                                         55,669                                  55,669
Receivable from parent, subsidiaries and affiliates                       34,906             (90,986)            (56,080)
Other assets                                                             987,419                                 987,419
                                                                   -------------         -----------        ------------
General account assets                                                 4,920,443            (145,476)          4,774,967

Separate account assets
  Unitized                                                             8,866,932                               8,866,932
  Non-unitized                                                         2,413,695                               2,413,695
                                                                   -------------         -----------        ------------
   TOTAL ADMITTED ASSETS                                           $  16,201,070         $  (145,476)       $ 16,055,594
                                                                   -------------         -----------        ------------
                                                                   -------------         -----------        ------------
LIABILITIES

Aggregate reserve for life policies and contracts                   $  2,192,547         $                  $  2,192,547
Supplementary contracts                                                    2,460                                   2,460
Policy and contract claims                                                 3,379                                   3,379
Provision for policyholders' dividends and coupons payable                31,250                                  31,250
Liability for premium and other deposit funds                          1,548,669                               1,548,669
Surrender values on cancelled policies                                       110                                     110
Interest maintenance reserve                                              30,668                                  30,668
Commissions to agents due and accrued                                      3,636                                   3,636
General expenses due or accrued                                           11,175                                  11,175
Transfers from Separate Accounts due or accrued                         (294,281)                               (294,281)
Taxes, licenses and fees due or accrued, excluding FIT                       308                                     308
Federal income taxes due or accrued                                       48,589                                  48,589
Unearned investment income                                                    21                                      21
Amounts withheld or retained by company as agent or trustee                  100                                     100
Remittances and items not allocated                                          689                                     689
Borrowed money                                                           600,000                                 600,000
Asset valuation reserve                                                   63,003                                  63,003
Other liabilities                                                         12,573                                  12,573
                                                                   -------------         -----------        ------------
   General account liabilities                                         4,254,896                               4,254,896

Separate account liabilities
  Unitized                                                             8,866,803                               8,866,803
  Non-unitized                                                         2,413,695                               2,413,695
                                                                   -------------         -----------        ------------
   TOTAL LIABILITIES                                                  15,535,394                   0          15,535,394
                                                                   -------------         -----------        ------------

Common capital stock                                                       5,900                                   5,900
Surplus notes                                                            315,000                                 315,000
Gross paid in and contributed surplus                                    199,355                                 199,355
Unassigned funds                                                         145,421            (145,476)                (55)
Surplus                                                                  659,776            (145,476)            514,300
  Total common capital stock and surplus                                 665,676            (145,476)            520,200
                                                                   -------------         -----------        ------------
   TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS                    $  16,201,070         $  (145,476)      $  16,055,594
                                                                   -------------         -----------        ------------
                                                                   -------------         -----------        ------------

    See Notes to Unaudited Pro Forma Condensed Statutory Financial Statements

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             (WHOLLY-OWNED SUBSIDIARY OF
                      SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

            UNAUDITED PRO FORMA CONDENSED STATUTORY STATEMENT OF OPERATIONS
                                  DECEMBER 31, 1996


            (in 000's)


INCOME                                                                  AS FILED           ADJUSTMENTS         PRO FORMA
                                                                      -----------          -----------        -----------
Premiums and annuity considerations                                   $  282,466           $                  $  282,466
Deposit-type funds                                                     1,775,230                               1,775,230
Considerations for supplementary contracts
  without life contingencies and dividend accumulations                    2,340                                   2,340
Net investment income                                                    303,753             (49,350)            254,403
Amortization of interest maintenance reserve                               1,557                                   1,557
Net gain from operations from Separate Accounts Statement                      0                                       0
Other income                                                              71,903                                  71,903
                                                                      ----------            --------          ----------
Total                                                                  2,437,249             (49,350)          2,387,899
                                                                      ----------            --------          ----------
BENEFITS AND EXPENSES

Death benefits                                                            12,394                                  12,394
Annuity benefits                                                         146,654                                 146,654
Surrender benefits and other fund withdrawals                          1,507,263                               1,507,263
Interest on policy or contract funds                                       2,205                                   2,205
Payments on supplementary contracts
  without life contingencies and of dividend accumulations                 2,120                                   2,120
Increase aggregate reserves for life and accident and health
  policies and contracts                                                 162,678                                 162,678
Decrease in liability for premium and other deposit funds               (392,348)                               (392,348)
Increase in reserve for supplementary contracts
  without life contingencies and for dividend and coupon
  accumulations                                                              327                                     327
                                                                      ----------            --------          ----------
Total                                                                  1,441,293                   0           1,441,293

Commissions on premiums and annuity considerations
  (direct business only)                                                 109,894                                 109,894
Commissions and expense allowances on reinsurance assumed                 18,910                                  18,910
General insurance expenses                                                37,206                                  37,206
Insurance taxes, licenses and fees, excluding federal income taxes         8,431                                   8,431
Increase (decrease) in loading on and cost of collection in excess
  of loading on deferred and uncollected premiums                            901                                     901
Net transfers to Separate Accounts                                       678,663                                 678,663
                                                                      ----------            --------          ----------
Total                                                                  2,295,298                   0           2,295,298
                                                                      ----------            --------          ----------

NET GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICYHOLDERS AND FIT       141,951             (49,350)             92,601
Dividends to policyholders                                                29,189                                  29,189
                                                                      ----------            --------          ----------
NET GAIN FROM OPERATIONS AFTER DIVIDENDS TO POLICYHOLDERS
  AND BEFORE FIT                                                         112,762             (49,350)             63,412
Federal income tax expense (benefit) (excluding tax on
  capital gains)                                                          (2,702)             29,973              27,271
                                                                      ----------            --------          ----------

NET GAIN FROM OPERATIONS AFTER DIVIDENDS TO POLICYHOLDERS AND FIT
  AND BEFORE REALIZED CAPITAL GAINS                                      115,464             (79,323)             36,141
Net realized capital gains (losses) less capital gains tax and
  transferred to the IMR                                                   7,560                                   7,560
                                                                      ----------            --------          ----------
NET INCOME                                                            $  123,024          $  (79,323)          $  43,701
                                                                      ----------            --------          ----------
                                                                      ----------            --------          ----------

   See Notes to Unaudited Pro Forma Condensed Statutory Financial Statements

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             (WHOLLY-OWNED SUBSIDIARY OF
                      SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

            UNAUDITED PRO FORMA CONDENSED STATUTORY STATEMENT OF OPERATIONS
                                 SEPTEMBER 30, 1997

           (in 000's)


INCOME                                                                  AS FILED           ADJUSTMENTS         PRO FORMA
                                                                      -----------          -----------        -----------
Premiums and annuity considerations                                   $  194,085           $                  $  194,085
Deposit-type funds                                                     1,691,235                               1,691,235
Considerations for supplementary contracts
  without life contingencies and dividend accumulations                      940                                     940
Net investment income                                                    209,363             (33,110)            176,253
Amortization of interest maintenance reserve                                 813                                     813
Net gain from operations from Separate Accounts Statement                      4                                       4
Other income                                                              61,338                                  61,338
                                                                      ----------            --------          ----------
Total                                                                  2,157,778             (33,110)          2,124,668
                                                                      ----------            --------          ----------

BENEFITS AND EXPENSES

Death benefits                                                            15,994                                  15,994
Annuity benefits                                                         109,690                                 109,690
Surrender benefits and other fund withdrawals                          1,388,459                               1,388,459
Interest on policy or contract funds                                         194                                     194
Payments on supplementary contracts
  without life contingencies and of dividend accumulations                   766                                     766
Increase aggregate reserves for life and accident and health
  policies and contracts                                                  92,567                                  92,567
Decrease in liability for premium and other deposit funds               (349,640)                               (349,640)
Increase in reserve for supplementary contracts without life
  contingencies and for dividend and coupon accumulations                    255                                     255
                                                                      ----------            --------          ----------
Total                                                                  1,258,285                   0           1,258,285

Commissions on premiums and annuity considerations
  (direct business only)                                                 104,650                                 104,650
Commissions and expense allowances on reinsurance assumed                 12,858                                  12,858
General insurance expenses                                                32,028                                  32,028
Insurance taxes, licenses and fees, excluding federal
  income taxes                                                             5,297                                   5,297
Increase (decrease) in loading on and cost of collection
  in excess of loading on deferred and uncollected premiums                 (286)                                   (286)
Net transfers to Separate Accounts                                       621,996                                 621,996
                                                                      ----------            --------          ----------
Total                                                                  2,034,828                   0           2,034,828
                                                                      ----------            --------          ----------
NET GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICYHOLDERS
  AND FIT                                                                122,950             (33,110)             89,840
Dividends to policyholders                                                24,227                                  24,227
                                                                      ----------            --------          ----------
NET GAIN FROM OPERATIONS AFTER DIVIDENDS TO POLICYHOLDERS
  AND BEFORE FIT                                                          98,723             (33,110)             65,613
Federal income tax expense (benefit} (excluding tax on
  capital gains)                                                            (833)             25,318              24,485
                                                                      ----------            --------          ----------

NET GAIN FROM OPERATIONS AFTER DIVIDENDS TO POLICYHOLDERS
  AND FIT AND BEFORE REALIZED CAPITAL GAINS                               99,556             (58,428)             41,128
Net realized capital gains (losses) less capital gains tax
  and transferred to the IMR                                               5,183                                   5,183
                                                                      ----------            --------          ----------
NET INCOME                                                            $  104,739          $  (58,428)          $  46,311
                                                                      ----------            --------          ----------
                                                                      ----------            --------          ----------

   See Notes to Unaudited Pro Forma Condensed Statutory Financial Statements

Basis of Presentation:

INVESTMENT IN SUBSIDIARIES:

The Unaudited Pro Forma Condensed Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus presents the adjustment to reflect the dividend declared by the Registrant of its subsidiary MFS. The adjustment of $54,490,000 represents the equity value of MFS as of September 30, 1997. The Unaudited Pro Forma Condensed Statutory Statements of Operations reflect adjustments for the dividends declared by MFS to the Registrant of $49,350,000 and $33,110,000 for the year ended December 31, 1996 and nine months ended September 30, 1997, respectively.

INCOME TAXES:

The Unaudited Pro Forma Condensed Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus presents the adjustment to reflect the intercompany income tax receivable of $90,986,000 as of September 30, 1997 included in the dividend transaction of MFS. The Unaudited Pro Forma Condensed Statutory Statements of Operations reflect related income tax adjustments of $29,973,000 and $25,318,000 for the year ended December 31, 1996 and nine months ended September 30, 1997, respectively.

                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Sun Life Assurance Company
                                            of Canada (U.S.)


Date   January 8, 1998                        /s/ Robert P. Vrolyk
                                             -------------------
                                             Robert P. Vrolyk
                                             Vice President
                                             and Actuary